UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                          ----------------

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

               Date of Report (Date of earliest event
                            reported): June 29, 2007

            CWABS Asset-Backed Certificates Trust 2007-11
            ---------------------------------------------
                 (Exact name of the issuing entity)
                Commission File Number of the issuing
                       entity: 333-140960-07

                             CWABS, Inc.
                             -----------
      (Exact name of the depositor as specified in its charter)
         Commission File Number of the depositor: 333-140960

                    Countrywide Home Loans, Inc.
                    ----------------------------
       (Exact name of the sponsor as specified in its charter)

                Delaware                                95-4596514
                --------                                ----------
     (State or Other Jurisdiction of       (I.R.S. Employer Identification No.
     Incorporation of the depositor)                of the depositor)

         4500 Park Granada, Calabasas, California                     91302
         ----------------------------------------                 ------------
(Address of Principal Executive Offices of the depositor)         (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9     Financial Statements and Exhibits

Item  9.01    Financial Statements and Exhibits.

              (a) Financial Statements of Businesses Acquired.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Shell Company Transactions.

                  Not applicable.

              (d) Exhibits.

                  5.1   Legality Opinion of Sidley Austin LLP.

                  8.1 Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

                  23.1  Consent of Sidley Austin LLP (included in
                        Exhibits 5.1 and 8.1).


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



                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.



                                         By:  /s/ Elizabeth Chen
                                              ------------------
                                         Name:  Elizabeth Chen
                                         Title: Senior Vice President



Dated:  June 29, 2007

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




                            Exhibit Index

Exhibit

5.1  Legality Opinion of Sidley Austin LLP

8.1  Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)

23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)



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